UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): May 21, 2025

GRAPHIC PACKAGING HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Riveredge Parkway

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

(770) 240-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	GPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modifications to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 21, 2025, the stockholders of Graphic Packaging Holding Company (the “Company”) at its 2025 annual meeting of stockholders (the “Annual Meeting”) approved amendments to the Company’s Restated Certificate of Incorporation (the “Charter”) to remove supermajority voting provisions in the Company’s Charter. A detailed description of the foregoing amendments is set forth in Proposal Five in the Company’s 2025 Proxy Statement, which description is incorporated herein by reference and is qualified in its entirety by the Certificate of Amendment of Restated Certificate of Incorporation filed herewith as Exhibit 3.1. The amendments became effective upon filing the Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 21, 2025.

Additionally, the Board of Directors of the Company (the “Board”) approved amendments to the Company’s By-laws (the “By-laws”), which became effective concurrently with the effectiveness of the Certificate of Amendment of Restated Certificate of Incorporation. The By-laws were amended and restated to remove the supermajority voting requirement for stockholders to amend the By-laws. The foregoing description of the By-laws is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the By-laws, filed herewith as Exhibit 3.2, the terms of which are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As described above in Item 5.03, the Annual Meeting was held on May 21, 2025. Of the 301,754,281 shares of common stock outstanding as of the record date for the Annual Meeting, 288,542,427 shares were represented in person or by proxy. The results of voting are as follows:

1.	Each of the Class III directors was elected by the following tabulation:

Director	For	Withheld
Laurie Brlas	252,046,338	22,717,034
Robert A. Hagemann	238,189,751	36,573,621
Alessandro Maselli	272,924,606	1,838,766

There were 13,779,055 Broker Non-Votes for Proposal 1.

2.	The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was ratified by the following tabulation:

For	Against	Abstain/Withhold	Broker Non-Votes
288,274,218	144,320	123,889	0

3.	The compensation paid to the Company’s named executive officers set forth in the 2025 Proxy Statement (Say-on-Pay) was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain/Withhold	Broker Non-Votes
262,701,471	11,886,101	175,800	13,779,055

4.	The stockholder proposal entitled, “Proposal 4 - Elect Each Director Annually” was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain/Withhold	Broker Non-Votes
263,704,045	4,716,453	6,342,874	13,779,055

5.	The amendments to the Company’s charter documents to remove supermajority voting provisions were approved by the following tabulation:

For	Against	Abstain/Withhold	Broker Non-Votes
274,424,830	267,207	71,335	13,799,055

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Graphic Packaging Holding Company

3.2	By-laws of Graphic Packaging Holding Company

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Lauren S. Tashma
Lauren S. Tashma
Date: May 22, 2025		Executive Vice President, General Counsel and Secretary